Second Quarter Fiscal 2026 Narrative The following discussion, which presents results for the second quarter of fiscal 2026, should be read in conjunction with the accompanying Consolidated Financial Statements. Unless otherwise indicated, all references in this Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. During the second quarter of fiscal 2026, JCPenney remained focused on serving America’s working families by providing quality products at accessible values to support their everyday needs and celebrate important moments. Throughout the quarter, the Company continued to refine customer engagement initiatives through clearer value communications, targeted customer activation strategies and improved inventory allocation. Late in the quarter, JCPenney introduced Price Lock on key Kids and Juniors items, expanded deal-driven pricing and localized marketing around school calendars and customer behavior as part of its Back-to-School strategy. These initiatives were supported by a rebalanced media approach across all customer groups that resulted in improvement in the trends seen at the start of Q2. By the end of the second quarter and continuing into the start of the third quarter, significant trend improvements were seen in store traffic and e-commerce conversion, along with double-digit growth in both new loyalty program and credit card enrollments. Additionally, during the quarter, the Company launched JCPenney Marketplace, which incorporates third-party managed products as an enhancement to the JCPenney merchandise offered on its website. Initial results have outperformed expectations, and the Company is confident that JC Penney Marketplace will continue to provide incremental long-term growth to its ecommerce website. As these improvements began late in the quarter, second quarter results primarily reflect the pressured consumer environment as well as the impact of lower inventory in key traffic-driving categories. Category performance was led by Active, Home, Jewelry, Beauty and Salon. Active increased approximately 12% versus last year, supported by Nike, Team Sports and selected Adidas footwear; Home was led by Furniture, which increased 41% versus last year; Jewelry increased 9%, driven by Modern Bride and Watches; and Salon increased approximately 7% supported by retail and service activity. Beauty benefited from Skincare and new color launches, including Milani and K-Beauty. These gains were partially offset by softness in other areas of the apparel business due to lower unit inventory, in-stock gaps and softer demand in seasonal categories. As a result, the Company made strategic adjustments in its inventory strategy for the second half, rebuilding depth in proven key areas, reducing unproductive breadth and sharpening assortments around value, trend and holiday needs. Gross margin as a percent of sales was 39.2% and included the impacts of higher product costs, pricing actions taken related to cost increases, changes in category mix and increased promotional activity. The Company continues to prioritize disciplined cost and inventory management while maintaining focus on customer value. SG&A was $578M for the period and reflects an increase over last year primarily due to increased medical benefit costs and the one-time legal settlement benefit recorded in the second quarter of last year. Synergy activities related to the Company’s parent acquisition of SPARC Group remain ongoing and are expected to exceed expectations by the end of this fiscal year. Capital expenditures during the period totaled $22M and remained focused on improving the customer omnichannel experience. At the end of the period, the Company had $800M in liquidity available for future working capital needs and had nothing outstanding under the Company’s shared line of credit. Looking ahead to the upcoming holiday selling season, the Company remains focused on maintaining customer trust through competitive key-item pricing, clear promotional communication, and sharper, strategic allocations of inventory. Key strategic initiatives include continuing value focused pricing activities like Price Lock, Daily Deals, and Really Big Deals throughout the second half, as well as rebuilding inventory depth in key private label apparel brands and further improving digital availability and fulfillment. The Company plans to implement all these actions throughout the fall and holiday seasons, supported by holiday presentations centered on clear value and family moments, while continuing to monitor the consumer environment and customer response and make strategic adjustments as necessary. 3

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (In millions) Three Months Ended August 1, 2026 Three Months Ended August 2, 2025 Total net sales $ 1,301 $ 1,417 Credit income 63 65 Total revenues 1,364 1,482 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 696 868 Selling, general and administrative 578 437 Depreciation and amortization 43 45 Real estate and other, net (15) — Restructuring, impairment, store closing and other costs 5 6 Total costs and expenses 1,307 1,356 Operating income 57 126 Net interest expense 2 16 Income before income taxes 55 110 Income tax expense 1 — Net income $ 54 $ 110 Other comprehensive income: Currency translation adjustment — (1) Comprehensive income $ 54 $ 109

5 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Loss) (Continued) (Unaudited) (In millions) Six Months Ended August 1, 2026 Six Months Ended August 2, 2025 Total net sales $ 2,550 $ 2,726 Credit income 127 127 Total revenues 2,677 2,853 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 1,472 1,675 Selling, general and administrative 1,137 999 Depreciation and amortization 85 89 Real estate and other, net (20) (1) Restructuring, impairment, store closing and other costs 7 17 Total costs and expenses 2,681 2,779 Operating income (loss) (4) 74 Net interest expense 4 31 Income (loss) before income taxes (8) 43 Income tax expense 3 2 Net income (loss) $ (11) $ 41 Other comprehensive income (loss): Currency translation adjustment (1) (1) Comprehensive income (loss) $ (12) $ 40

6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) August 1, 2026 August 2, 2025 Assets Current assets: Cash and cash equivalents $ 110 $ 236 Merchandise inventory 1,663 1,624 Prepaid expenses and other assets 121 158 Due from parent 64 154 Total current assets 1,958 2,172 Property and equipment, net 1,159 1,181 Operating lease assets 1,595 1,681 Financing lease assets 89 95 Other assets 122 131 Total assets $ 4,923 $ 5,260 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 561 $ 554 Other accounts payable and accrued expenses 297 456 Current operating lease liabilities 76 86 Current financing lease liabilities 4 3 Current portion of long-term debt, net — 9 Total current liabilities 938 1,108 Noncurrent operating lease liabilities 1,765 1,855 Noncurrent financing lease liabilities 100 104 Long-term debt — 466 Other liabilities 46 104 Total liabilities 2,849 3,637 Member’s equity Member’s contributions 982 300 Accumulated other comprehensive loss (9) (8) Reinvested earnings 1,101 1,331 Total member’s equity 2,074 1,623 Total liabilities and member’s equity $ 4,923 $ 5,260

7 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Member’s Equity (Unaudited) Six Months Ended August 2, 2025 (In millions) Member’s Contributions Accumulated Other Comprehensive Loss Reinvested Earnings Total Member's Equity February 1, 2025 $ 300 $ (7) $ 1,290 $ 1,583 Net income — — 41 41 Currency translation adjustment and other — (1) — (1) August 2, 2025 $ 300 $ (8) $ 1,331 $ 1,623 Six Months Ended August 1, 2026 (In millions) Member’s Contributions Accumulated Other Comprehensive Loss Reinvested Earnings Total Member's Equity January 31, 2026 $ 782 $ (8) $ 1,112 $ 1,886 Net loss — — (11) (11) Currency translation adjustment and other — (1) — (1) Capital contribution from parent 200 — — 200 August 1, 2026 $ 982 $ (9) $ 1,101 $ 2,074

8 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) August 1, 2026 August 2, 2025 Cash flows from operating activities: Net income (loss) $ (11) $ 41 Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities: Gain on asset disposition (20) (1) Restructuring, impairment, store closing and other costs, non-cash — 6 Depreciation and amortization 85 89 Change in cash from operating assets and liabilities: Merchandise inventory (182) (86) Prepaid expenses and other assets 17 (19) Merchandise accounts payable 113 116 Other accounts payable, accrued expenses and other liabilities (296) 31 Net cash provided (used) by operating activities (294) 177 Cash flows from investing activities: Capital expenditures (44) (53) Proceeds from sale of real estate assets 26 1 Due from parent, net 137 (151) Net cash provided (used) by investing activities 119 (203) Cash flows from financing activities: Payments of long-term debt — (5) Proceeds from equity contributions 200 — Repayments of principal portion of finance leases (3) (2) Net cash provided (used) by financing activities 197 (7) Net increase (decrease) in cash and cash equivalents 22 (33) Cash and cash equivalents at beginning of period 88 269 Cash and cash equivalents at end of period $ 110 $ 236

8 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended January 31, 2026. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter- company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation, if necessary. Given the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended August 1, 2026” refers to the 13- week period ended August 1, 2026, and “three months ended August 2, 2025” refers to the 13- week period ended August 2, 2025. Fiscal 2026 and 2025 consist of the 52-week periods ending January 30, 2027 and January 31, 2026, respectively. 2. Revolving Credit Facility The Company is a borrower under a senior secured asset-based revolving credit facility (“Revolving Credit Facility”) that is administered by Penney Holdings LLC. The Revolving Credit Facility provides total commitments of $1.75 billion and is secured by a perfected first-priority security interest in eligible credit card receivables, eligible trade receivables, inventory and the related proceeds. The Revolving Credit Facility is available for general corporate purposes, including the issuance of letters of credit. The Company had no borrowings outstanding under the Parent’s Revolving Credit Facility as of August 1, 2026. After taking into account standby letters of credit, and draws on the facility by other borrowers, $0.7 billion remained available for future borrowings. 3. Tariff Refunds The Company is eligible to receive refunds of certain duties previously paid during fiscal 2025 under the International Emergency Economic Powers Act (IEEPA). During the second quarter of fiscal 2026, refunds received were recorded in Cost of goods sold in the Consolidated Statements of Comprehensive Income (Loss). 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on the Company's results of operations, financial position, liquidity or capital resources. 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through September 15, 2026, the date at which the financial statements were available to be issued.

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Six Months Ended August 1, 2026 (In millions) Net loss $ (11) Plus: Net interest expense 4 Income tax expense 3 Depreciation and amortization 85 Restructuring, impairment, store closing and other costs 7 Minus: Real estate and other, net (20) Consolidated adjusted EBITDA $ 68 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.